10f-3 REPORT

Fund Name:
Global Atlantic
Goldman Sachs
Core Fixed
Income
Portfolio

Name of
Underwriter or
Dealer
Purchased From:
MERRILL LYNCH,
PIERCE, FENNER
& SMITH
INCORPORATED

Names of
Underwriting
Syndicate
Members:
BARCLAYS
CAPITAL INC.
BNY MELLON
CAPITAL MARKETS
LLC
CITIGROUP
GLOBAL MARKETS
INC.
CREDIT SUISSE
SECURITIES
(USA) LLC
DEUTSCHE BANK
SECURITIES INC.
FIFTH THIRD
SECURITIES,
INC.
GOLDMAN SACHS &
CO. LLC
HSBC SECURITIES
(USA) INC.
J.P. MORGAN
SECURITIES LLC
MERRILL LYNCH,
PIERCE, FENNER
& SMITH
INCORPORATED
MIZUHO
SECURITIES USA
LLC
MUFG SECURITIES
AMERICAS INC.
PNC CAPITAL
MARKETS LLC
RBC CAPITAL
MARKETS, LLC
SMBC NIKKO
SECURITIES
AMERICA, INC.
SUNTRUST
ROBINSON
HUMPHREY, INC.
U.S. BANCORP
INVESTMENTS,
INC.
UBS SECURITIES
LLC
WELLS FARGO
SECURITIES, LLC

Name of Issuer:
ANTHEM INC

Title of
Security:
ANTHEM, INC.
4.375% 01 DEC
2047-47

Date of First
Offering:
11/14/2017

Dollar Amount
Purchased:
24,999.75

Number of
Shares or Par
Value of Bonds
Purchased:
25,000

Price Per Unit:
99.999


Fund Name:
Global Atlantic
Goldman Sachs
Core Fixed
Income
Portfolio

Name of
Underwriter or
Dealer
Purchased From:
CITIGROUP
GLOBAL MARKETS
INC.

Names of
Underwriting
Syndicate
Members:
ACADEMY
SECURITIES,
INC.
BARCLAYS
CAPITAL INC.
BB&T
SECURITIES, LLC
BNY MELLON
CAPITAL
MARKETS, LLC
CITIGROUP
GLOBAL MARKETS
INC.
COMERICA
SECURITIES,
INC.
CREDIT SUISSE
SECURITIES
(USA) LLC
EVERCORE GROUP
L.L.C.
GOLDMAN SACHS &
CO. LLC
J.P. MORGAN
SECURITIES LLC
MERRILL LYNCH,
PIERCE, FENNER
& SMITH
INCORPORATED
MIZUHO
SECURITIES USA
LLC
MORGAN STANLEY
& CO. LLC
MUFG SECURITIES
AMERICAS INC.
PNC CAPITAL
MARKETS LLC
RAYMOND JAMES &
ASSOCIATES,
INC.
RBC CAPITAL
MARKETS, LLC
REGIONS BANK
SAMUEL A.
RAMIREZ &
COMPANY, INC.
STIFEL,
NICOLAUS &
COMPANY,
INCORPORATED
U.S. BANCORP
INVESTMENTS,
INC.
UBS SECURITIES
LLC
WELLS FARGO
SECURITIES, LLC

Name of Issuer:
REALTY INCOME
CORP

Title of
Security:
REALTY INCOME
CORPORATION
3.65% 15 JAN
2028-27

Date of First
Offering:
11/29/2017

Dollar Amount
Purchased:
24,944.50

Number of
Shares or Par
Value of Bonds
Purchased:
25,000

Price Per Unit:
99.778


Fund Name:
Global Atlantic
Goldman Sachs
Core Fixed
Income
Portfolio

Name of
Underwriter or
Dealer
Purchased From:
MORGAN STANLEY
& CO. LLC

Names of
Underwriting
Syndicate
Members:
ANZ SECURITIES,
INC.
BARCLAYS
CAPITAL INC.
BBVA SECURITIES
INC.
BNP PARIBAS
SECURITIES
CORP.
CITIGROUP
GLOBAL MARKETS
INC.
CREDIT AGRICOLE
SECURITIES
(USA) INC.
DANSKE BANK A/S
DEUTSCHE BANK
SECURITIES INC.
GOLDMAN SACHS &
CO. LLC
HSBC SECURITIES
(USA) INC.
ING FINANCIAL
MARKETS LLC
J.P. MORGAN
SECURITIES LLC
MERRILL LYNCH,
PIERCE, FENNER
& SMITH
INCORPORATED
MORGAN STANLEY
& CO. LLC
MUFG SECURITIES
AMERICAS INC.
RBC CAPITAL
MARKETS, LLC
SG AMERICAS
SECURITIES, LLC
STANDARD
CHARTERED BANK
UNICREDIT
CAPITAL MARKETS
LLC

Name of Issuer:
BAKER HUGHES
LLC/CO-OBL

Title of
Security:
BAKER HUGHES, A
GE COMP 3.337%
15 DEC 2027-27
144A

Date of First
Offering:
12/06/2017

Dollar Amount
Purchased:
75,000.00

Number of
Shares or Par
Value of Bonds
Purchased:
75,000

Price Per Unit:
100.00


Fund Name:
Global Atlantic
Goldman Sachs
Core Fixed
Income
Portfolio

Name of
Underwriter or
Dealer
Purchased From:
BMO NESBITT
BURNS INC.

Names of
Underwriting
Syndicate
Members:
BARCLAYS
CAPITAL INC.
BMO CAPITAL
MARKETS CORP.
CITIGROUP
GLOBAL MARKETS
INC.
CREDIT SUISSE
SECURITIES
(USA) LLC
DESJARDINS
SECURITIES INC.
GOLDMAN SACHS &
CO. LLC
HSBC SECURITIES
(USA) INC.
J.P. MORGAN
SECURITIES LLC
MERRILL LYNCH,
PIERCE, FENNER
& SMITH
INCORPORATED
MORGAN STANLEY
& CO. LLC
UBS SECURITIES
LLC
WELLS FARGO
SECURITIES, LLC

Name of Issuer:
BANK OF
MONTREAL

Title of
Security:
BANK OF
MONTREAL 3.803%
15 DEC 2032-27

Date of First
Offering:
12/07/2017

Dollar Amount
Purchased:
25,000.00

Number of
Shares or Par
Value of Bonds
Purchased:
25,000

Price Per Unit:
100.00



Fund Name:
Global Atlantic
BlackRock High
Yield Portfolio

Name of
Underwriter or
Dealer
Purchased From:
Wells Fargo
Securities

Names of
Underwriting
Syndicate
Members:
Wells Fargo
Securities,LLC,
BMO Capital
Markets
Corp.,Citigroup
Global Markets
Inc.,Deutsche
Bank Securities
Inc.,J.P.
Morgan
Securities
LLC,MUFG
Securities
Americas
Inc.,U.S.
Bancorp
Investments,Inc
..,
Fifth Third
Securities,Inc.
,SMBC Nikko
Securities
America,Inc.,TD
Securities
(USA)
LLC,Goldman
Sachs & Co.
LLC,PNC Capital
Markets LLC

Name of Issuer:
QEP Resources,
Inc. (2026)

Title of
Security:
QEP Resources,
Inc. 5.625%
03/01/2026

Date of First
Offering:
11/06/2017

Dollar Amount
Purchased:
25,000.00

Number of
Shares or Par
Value of Bonds
Purchased:
25,000
Price Per Unit:
100.00

Fund Name:
Global Atlantic
BlackRock High
Yield Portfolio

Name of
Underwriter or
Dealer
Purchased From:
Goldman Sachs &
Co. LLC

Names of
Underwriting
Syndicate
Members:
Goldman Sachs &
Co. LLC, J.P.
Morgan
Securities LLC,
SunTrust
Robinson
Humphrey, Inc.,
PNC Capital
Markets LLC

Name of Issuer:
Kratos Defense
& Security
Solutions, Inc.
(2025)

Title of
Security:
Kratos Defense
& Sec 6.50%
11/30/2025

Date of First
Offering:
11/08/2017

Dollar Amount
Purchased:
40,000.00

Number of
Shares or Par
Value of Bonds
Purchased:
40,000

Price Per Unit:
100.00

Fund Name:
Global Atlantic
BlackRock High
Yield Portfolio

Name of
Underwriter or
Dealer
Purchased From:
Merrill Lynch,
Pierce, Fenner
& Smith

Names of
Underwriting
Syndicate
Members:
..P. Morgan,
BofA Merrill
Lynch, Deutsche
Bank
Securities, BNP
PARIBAS,
Barclays, BMO
Capital
Markets,
SOCIETE
GENERALE,
Goldman Sachs &
Co. LLC, Fifth
Third
Securities, PNC
Capital Markets
LLC, Citigroup

Name of Issuer:
Match Group,
Inc. (2027)

Title of
Security:
Match Group Inc
5% 12/15/2027

Date of First
Offering:
11/14/2017

Dollar Amount
Purchased:
30,000

Number of
Shares or Par
Value of Bonds
Purchased:
30,000

Price Per Unit:
100.00


Fund Name:
Global Atlantic
BlackRock High
Yield Portfolio

Name of
Underwriter or
Dealer
Purchased From:
JPMorgan
Securities LLC

Names of
Underwriting
Syndicate
Members:
Merrill Lynch,
Pierce, Fenner
& Smith
Incorporated.,
Wells Fargo
Securities,
LLC, BMO
Capital Markets
Corp., J.P.
Morgan
Securities
LLC., TD
Securities
(USA) LLC.,
BBVA Securities
Inc., Capital
One Securities,
Inc., Scotia
Capital (USA)
Inc., U.S.
Bancorp
Investments,
Inc., BOK
Financial
Securities,
Inc., CIBC
World Markets
Corp., Comerica
Securities,
Inc., Credit
Agricole
Securities
(USA) Inc.,
KeyBanc Capital
Markets Inc.,
Natixis
Securities
Americas LLC .,
WoodRock
Securities
L.P.,ABN AMRO
Securities
(USA) LLC,
Fifth Third
Securities,
Inc., Goldman
Sachs & Co.
LLC, PNC
Capital Markets
LLC

Name of Issuer:
PDC Energy,
Inc. (2026)

Title of
Security:
PDC Energy Inc
5.75%
05/15/2026

Date of First
Offering:
11/17/2017

Dollar Amount
Purchased:
193,108.50

Number of
Shares or Par
Value of Bonds
Purchased:
195,000

Price Per Unit:
99.03

Fund Name:
Global Atlantic
BlackRock High
Yield Portfolio

Name of
Underwriter or
Dealer
Purchased From:
Morgan Stanley
& Co.

Names of
Underwriting
Syndicate
Members:
Morgan Stanley
& Co. LLC,
Credit Suisse
Securities
(USA) LLC, MUFG
Securities EMEA
plc, MUFG
Securities
Americas Inc.,
Banco Bilbao
Vizcaya
Argentaria,
S.A., Barclays
Capital
Inc., BAWAG
P.S.K. Bank fur
Arbeit und
Wirtschaft und
Osterreichische
Postsparkasse
Aktiengesellsch
aft, BBVA
Securities
Inc., BMO
Capital Markets
Corp., Capital
One Securities,
Inc., Citizens
Capital
Markets, Inc.,
Fifth Third
Securities,
Inc., Janney
Montgomery
Scott LLC,
Lloyds
Securities
Inc.,
Mediobanca-
Banca di
Finanziario
S.p.A., Mizuho
International
plc, Mizuho
Securities USA
LLC, RBS
Securities
Inc., PNC
Capital Markets
LLC, SMBC Nikko
Capital Markets
Limited, SMBC
Nikko
Securities
America, Inc.
and UniCredit
Capital Markets
LLC

Name of Issuer:
Vantiv LLC
(2025)

Title of
Security:
Vantiv
LLC/Issuer Corp
4.375%
11/15/2025

Date of First
Offering:
12/07/2017

Dollar Amount
Purchased:
215,000.00

Number of
Shares or Par
Value of Bonds
Purchased:
215,000

Price Per Unit:
100.00